UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2006

Boykin Lodging Company

(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	001-11975 (Commission File Number)	34-1824586 (IRS Employer Identification Number)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)

(216) 430-1200

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 OTHER EVENTS
ITEM 8.01 OTHER EVENTS
On August 31, 2006, Boykin Lodging Company (the “Company”) and its directors entered into a memorandum of understanding (the “Memorandum”) to settle, subject to court approval, three putative shareholder class action lawsuits pending against the Company and each of its directors in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of May 19, 2006, among Braveheart Investors LP, Braveheart II Realty (Ohio) Corp., Braveheart II Properties Holding LLC, Braveheart II Properties Company LLC, the Company and Boykin Hotel Properties, L.P., including the sales of the Pink Shell Beach Resort and Banana Bay Resort to entities controlled by Robert W. Boykin, the Company’s Chairman of the Board and Chief Executive Officer.
On September 1, 2006, the Company issued a press release announcing the Memorandum, which is furnished as Exhibit 99.1 hereto.
CAUTIONARY STATEMENTS
     This report is being made in respect of a proposed merger transaction involving the Company and affiliates of Westmont Hospitality Group and Cadim, Inc., a wholly-owned subsidiary of Caisse de dépôt et placement du Québec. In connection with the transaction, the Company has filed with the SEC a definitive proxy statement on Schedule 14A and will file a proxy statement supplement concerning the proposed transaction. Before making any voting or investment decision, shareholders are urged to read the definitive proxy statement and proxy statement supplement carefully and in their entirety because they will contain important information about the proposed transaction.
     The definitive proxy statement has been mailed and the proxy statement supplement will be mailed to the Company’s shareholders. In addition, the definitive proxy statement, proxy statement supplement and other documents are available free of charge at the SEC’s Internet Web site, www.sec.gov. The definitive proxy statement, proxy statement supplement and other pertinent documents also may be obtained for free at the Company’s web site, www.boykinlodging.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the merger involving the Company. Information regarding the Company’s executive officers and directors, including their direct or indirect interest, by securities, holdings, or otherwise, is set forth in the Company’s definitive proxy statements filed with the SEC on April 25, 2006 and August 4, 2006.
SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Businesses Acquired.
     None.
(b) Pro Forma Financial Information.
     None.
(c) Exhibits.
     99.1 Boykin Lodging Company press release dated September 1, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY
By:	/s/ Shereen P. Jones
Shereen P. Jones
Executive Vice President, Chief Financial and Investment Officer

Date: September 1, 2006